UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

March 18, 2024
Date of Report (Date of Earliest Event Reported)

DIAMONDBACK ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35700	45-4502447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 West Texas Ave.
Suite 100
Midland, Texas 79701
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (432) 221-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FANG	The Nasdaq Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.
As previously announced, Diamondback Energy, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (as amended, supplemented or otherwise modified, the “Merger Agreement”), by and among the Company, Eclipse Merger Sub I, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub I”), Eclipse Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub II”), Endeavor Manager, LLC, a Texas limited liability company (the “Company Representative”) (solely for purposes of certain sections set forth therein), and Endeavor Parent, LLC, a Texas limited liability company (“Endeavor”).

The Merger Agreement provides that at the Closing, the Company will enter into a stockholders agreement (the “Stockholders Agreement”), in the form set forth in an exhibit to the Merger Agreement, with Endeavor’s equityholders (the “Endeavor Stockholders”) receiving the Company’s common stock (“Company Common Stock”) as consideration under the terms of the Merger Agreement.

On March 18, 2024, the Company, Merger Sub I, Merger Sub II, the Company Representative and Endeavor entered into an amendment to the Merger Agreement (the “Merger Agreement Amendment”). The Merger Agreement Amendment amended and restated the form of Stockholders Agreement to (i) remove certain provisions that would have restricted the Endeavor Stockholders from transferring their shares of Company Common Stock to an “Activist Stockholder” (as defined in the prior form of Stockholders Agreement) and (ii) revise the voting obligations of the Endeavor Stockholders in Company director elections, which will apply so long as they hold at least 20% of the outstanding shares of Company Common Stock, from (A) as recommended by the board of directors of the Company to (B) in the same proportion as other stockholders of the Company.
The foregoing descriptions of the Merger Agreement Amendment and amended and restated  form of Stockholders Agreement do not purport to be complete and are qualified in their entirety by reference to the actual terms of the Merger Agreement Amendment and amended and restated form of the Stockholders Agreement, copies of which are attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated herein by reference. The Merger Agreement Amendment and the form of Stockholders Agreement have been included to provide investors with information regarding their terms and are not intended to provide any financial or other factual information about the Company, Endeavor, Merger Sub I, Merger Sub II or the Endeavor Stockholders.
Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
2.1	Letter Agreement, amending the Merger Agreement, by and among the Company, Endeavor, Merger Sub I, Merger Sub II and the Company Representative, dated March 18, 2024
99.1*	Form of Stockholders Agreement, by and among the Company and the stockholders party thereto (included as Exhibit A to Exhibit 2.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K promulgated by the SEC. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

Additional Information about the Acquisition and Where to Find It
In connection with the potential transaction between Diamondback and Endeavor, Diamondback expects to file relevant materials with the SEC including a proxy statement on Schedule 14A.  Promptly after filing its definitive proxy statement with the SEC, Diamondback will mail the definitive proxy statement to each stockholder entitled to vote at the meeting relating to the proposed transaction.  This Current Report on Form 8-K is not a substitute for the proxy statement or for any other document that Diamondback may file with the SEC and send to its stockholders in connection with the proposed transaction.  INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT DIAMONDBACK WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the transaction (when they become available) and any other documents filed by Diamondback with the SEC, may be obtained free of charge at the SEC’s website www.sec.gov. Copies of the documents filed with the SEC by Diamondback will be available free of charge on Diamondback’s website at www.diamondbackenergy.com/investors/.
Participants in the Solicitation
Diamondback and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from Diamondback’s stockholders in connection with the transaction. Information about the directors and executive officers of Diamondback is set forth in (i) in Diamondback’s proxy statement for its 2023 annual meeting, including under the headings “Proposal 1—Election of Directors”, “Executive Officers”, “Compensation Discussion and Analysis”, “Compensation Tables”, “Pay Ratio Disclosure”, “Pay Versus Performance Disclosure”, “Stock Ownership” and “Certain Relationships and Related Transactions”, which was filed with the SEC on April 27, 2023 and is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/1539838/000130817923000793/fang-20221231.htm, and (ii) Diamondback’s Annual Report on Form 10-K for the year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 22, 2024 and is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/1539838/000153983824000019/fang-20231231.htm. To the extent that Diamondback’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the proxy statement for Diamondback’s 2023 annual meeting, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4, Initial Statements of Beneficial ownership on Form 3, or amendments to beneficial ownership reports on Schedules 13D filed with the SEC, including the following filings: Form 4s, filed by Teresa L. Dick, with the filings of Diamondback on May 31, 2023 and March 5, 2024; Form 4s, filed by Travis D. Stice, with the filings of Diamondback on May 31, 2023, June 15, 2023, September 20, 2023, January 3, 2024, January 4, 2024, February 20, 2024 and March 5, 2024; Form 4s, filed by Matt Zmigrosky, with the filings of Diamondback on May 31, 2023, August 7, 2023, September 14, 2023 and March 5, 2024; Form 4s, filed by Matthew Kaes Van’t Hof, with the filings of Diamondback on May 31, 2023, June 15, 2023, August 7, 2023, December 18, 2023 and March 5, 2024; Form 4s, filed by Daniel N. Wesson, with the filings of Diamondback on May 31, 2023, June 12, 2023, August 7, 2023 and March 5, 2024; Form 4, filed by Vincent K. Brooks, with the filings of Diamondback on June 12, 2023; Form 4s, filed by David L. Houston, with the filings of Diamondback on June 12, 2023 and September 14, 2023; Form 4, filed by Rebecca A. Klein, with the filings of Diamondback on June 12, 2023; Form 4, filed by Frank D. Tsuru, with the filings of Diamondback on June 12, 2023; Form 4, filed by Stephanie K. Mains, with the filings of Diamondback on June 12, 2023; Form 4s, filed by Steven E. West, with the filings of Diamondback on June 12, 2023 and August 14, 2023; Form 4, filed by Melanie Montague Trent, with the filings of Diamondback on June 12, 2023; Form 4, filed by Mark Lawrence Plaumann, with the filings of Diamondback on June 12, 2023; Form 3, filed by Albert Barkmann, with the filings of the Company on February 26, 2024; Form 3, filed by Jere W Thompson III, with the filings of the Company on February 26, 2024; Form 4, filed by Albert Barkmann, with the filings of the Company on March 5, 2024; and Form 4, filed by Jere W Thompson III, with the filings of the Company on March 5, 2024. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials filed with the SEC when they become available.  These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Diamondback’s website at www.diamondbackenergy.com/investors/.

No Offer or Solicitation
This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date: March 18, 2024	By:	/s/ Kaes Van’t Hof
	Name:	Kaes Van’t Hof
	Title:	President and Chief Financial Officer